Exhibit 99.1

AGREE REALTY ADC lldtiil NY.Si ...... .__CORPORATION I I DEVELOP ACQUIRE PARTNER August 2020

1 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "may," "will," "should," "potential," "intend," "expect," "seek," "anticipate," "estimate," "approximately," "believe," "could," "project," "predict," "forecast," "continue," "assume," "plan," references to "outlook" or other similar words or expressions. Forward- looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections and forecasts and other forward-looking information and estimates. These forwardlooking statements are subject to various risks and uncertainties, many of which are beyond the Company's control, which could cause actual results to differ materially from such statements. Certain factors could occur that might cause actual results to vary, including the current pandemic of the novel coronavirus, or COVID-19, on the financial condition, results of operations, cash flows and performance of the Company and its tenants, the real estate market and the global economy and financial markets, the general deterioration in national economic conditions, weakening of real estate markets, decreases in the availability of credit, increases in interest rates, adverse changes in the retail industry, the Company's continuing ability to qualify as a REIT and other risks and uncertainties as described in greater detail in the Company's filings with the Securities and Exchange Commission (the "SEC"), including, without limitation, the Company's Annual Report on Form 10-K for the year ended December 31, 2019 and in subsequent quarterly reports. Except as required by law, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. For further information about the Company's business and financial results, please refer to the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" sections of the Company's SEC filings, including, but not limited to, its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which may be obtained at the Invest section of the Company's website at www.agreerealty.com. All information in this presentation is as of June 30, 2020, unless otherwise noted. The Company undertakes no duty to update the statements in this presentation to conform the statements to actual results or changes in the Company's expectations. Forward-Looking Statements This presentation does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which any offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such jurisdiction.

Agree Realty Corporation Introductions ▪ Leading Net Lease Portfolio ▪ Disciplined Investment Strategy and Active Portfolio Management ▪ Fortified Balance Sheet ▪ Conclusion ▪ Appendix ▪ 2

Introductions

Presenters 4 Clay Thelen Chief Financial Officer ▪Chief Financial Officer since 2017 ▪Responsible for overseeing the Company’s capital markets, financial planning and analysis, accounting, risk management and investor relations activities ▪Former Chief Financial Officer at AJ Capital Partners ▪Chief Executive officer since 2013 ▪Responsible for all of the Company’s operational activities, investment criteria and strategic initiatives ▪Member of Agree Realty’s Board of Directors Joey Agree President and Chief Executive Officer

Agree Realty Corporation Overview (NYSE: ADC) Net lease growth REIT focused on the acquisition and development of high-quality retail properties Our Company ▪ Founded in 1971 by Executive Chairman, Richard Agree; public on the NYSE since 1994 ▪ $4.5 billion(1) retail net lease REIT headquartered in Bloomfield Hills, Michigan ▪ 936 retail properties totaling approximately 18.4 million square feet in 46 states ▪ 61.0% investment grade tenants and 9.7 years average remaining lease term ▪ Investment grade issuer ratings of Baa2 from Moody’s and BBB from S&P Our Business Plan: Rethinking Retail Net Lease ▪ Capitalize on distinct market positioning in the retail net lease space ▪ Focus on 21st century industry-leading retailers through our three unique external growth platforms ▪ Leverage our real estate acumen and relationships to identify superior risk-adjusted opportunities ▪ Maintain a conservative and flexible capital structure that enables our growth trajectory ▪ Provide consistent, high-quality earnings growth and a well-covered, growing dividend As of June 30, 2020, unless otherwise noted. (1) As of July 31, 2020. 5 consistency [ kuh n-sis-tuh n-see ] noun steadfast adherence course, or form to the same principles,

Leading Net Lease Portfolio

Agree Realty at June 30, 2020

Company Overview

Share Price[1]	$66.97
Equity Market Capitalization[1][2]	$3.6 Billion
Property Count	936 properties
Top 3 Tenant Concentration	15.8%
Net Debt to EBITDA	3.5x / 1.6x[3]
Investment Grade %[4]	61.0%
Team Members	49 people

Retail Sectors

$ in millions

Tenant Sector	Annualized Base Rent	% of Total
Home Improvement	$22.7	9.7%
Tire and Auto Service	17.9	7.6%
General Merchandise	16.9	7.2%
Grocery Stores	16.5	7.0%
Convenience Stores	15.2	6.5%
Off-Price Retail	14.1	6.0%
Auto Parts	13.5	5.8%
Dollar Stores	13.1	5.6%
Pharmacy	12.9	5.5%
Consumer Electronics	10.3	4.4%
Other	81.5	34.7%
Total	**$234.6**	**100.0%**

Tenants

$ in millions

Tenant / Concept	Annualized Base Rent	% of Total
Walmart	$17.9	7.6%
Sherwin-Williams	10.0	4.3%
Dollar General	9.3	4.0%
Best Buy	9.0	3.8%
TJX	8.2	3.5%
Tractor Supply Co	8.0	3.4%
O'Reilly	7.6	3.2%
Walgreens	6.6	2.8%
TBC Corporation | NTB	6.1	2.6%
CVS pharmacy	5.5	2.4%
Hobby Lobby	5.1	2.2%
LA Fitness	5.1	2.2%
Dollar Tree	5.0	2.1%
Lowe's	4.9	2.1%
Sunbelt Rentals	4.7	2.0%
The Home Depot	4.5	1.9%
AutoZone	4.4	1.9%
Wawa	3.8	1.6%
Burlington	3.7	1.6%
Other	105.2	44.8%
Total	**$234.6**	**100.0%**

As of June 30, 2020, unless otherwise noted. (1) As of July 31, 2020. (2) Reflects shares and OP units outstanding multiplied by the closing price as of 7/31/2020.
(3) Proforma for the settlement of the Company's Q2 2020 ATM forward equity offerings and April 2020 forward equity offering.
(4) Refer to footnote 1 on slide 5 for the Company's definition of Investment Grade.

8

Strong Investment Grade Portfolio Best-in-class retailers with conservative balance sheets Investment Grade(1) 61% Sub-Investment Grade 16% Not Rated 23% As of June 30, 2020. Any differences are a result of rounding. (1) Based on ABR derived from tenants, or parent entities thereof, with an investment grade credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings, or the National Association of Insurance Commissioners. 9 Retail Credit Type (% ABR)

National and Super-Regional Retailers Industry-leaders operating in e-commerce resistant sectors National 85% 13% Sup-Regional 2% As of June 30, 2020. Any differences are a result of rounding. 10 Retail Tenant Type (% ABR)

Ground Lease Portfolio Breakdown Fee simple ownership + significant tenant investment ▪ 69 properties ▪ 8.0% of total ADC portfolio ABR ▪ 10.4 years weighted-average lease term Investment Grade(1) 89% WMT LOW Wawa HD Costco Sub-Investment Grade 1% As of June 30, 2020. 11 (1) Refer to footnote 1 on slide 5 for the Company’s definition of Investment Grade. 19% 16% 9% 9% 7% Top Ground Lease Tenants (% ABR) Ground Lease Credit Overview (% ABR) Ground Lease Portfolio Overview Leading Ground Lease Tenants

Limited Exposure to At-Risk Sectors

Sector	% ABR[1]	Since January 1, 2018 Change in Exposure[2]	Notable Tenants	E-Commerce Resistance	Recession Resistance	Private Equity Sponsorship	Real Estate Attributes	Comments
Health & Fitness	3.2%	262 bps	LA FITNESS, planet fitness	High	Yes	High	Weak	Private equity sponsorship, proliferation of low cost operators + single purpose boxes.
Movie Theaters	1.6%	86 bps	amc, Cinemark, REGAL	Low	Moderate	Limited	Weak	Single purpose boxes + online disruption = minimal exposure to leading operators.
Franchise Restaurants	1.5%	432 bps	SONIC, TACO BELL, BURGER KING, Wendy's	High	Yes	High	Weak	Private equity sponsorship + pricing = opportunistic dispositions of franchisees.
Entertainment Retail	1.3%	40 bps	DAVE & BUSTER'S	High	Moderate	Accelerating	Moderate	Discretionary nature = limited exposure to leading operator with strong underlying real estate.

(1) As of June 30, 2020.
(2) Represents the change in the Company's exposure, measured as the % of total ABR, from January 1, 2018 to June 30, 2020.

12

Leading, Pure-Play Retail Net Lease REIT Diversified portfolio of high-quality retail properties occupied by investment grade tenants under long-term leases 100.0% 60.0% 80.0% 50.0% 60.0% 40.0% 40.0% 30.0% 20.0% 20.0% 0.0% 10.0% (1) (2) ADC NNN O SRC VER STOR ADC O VER SRC NNN STOR 14.0 12.0 yrs 100.0% 11.0 yrs 99.0% 10.0 yrs 98.0% 9.0 yrs 97.0% 8.0 yrs 96.0% STOR NNN SRC ADC O VER ADC STOR SRC VER NNN O ADC data as of June 30, 2020. Peer data from supplementals, SEC filings, or earnings calls. NNN, O, SRC, STOR and VER as of 2Q 2020. (1) Excludes Office and Industrial, as disclosed. (2) Excludes Early Childhood Education, Career Education, Behavioral Health, Elementary and Secondary Schools, Lumber & Construction Materials Wholesalers, Wholesale Automobile Auction, Logistics, and All Other Service, as disclosed. 13 10.9 9.9 9.7 9.0 8.5 99.8% 99.5% 99.2% 98.8% 98.7% 98.5% Occupancy Weighted-Average Lease Term 61% 48% 37% 23% 18% 100% 100% 84% 81% 66% 58% Retail % of Total Portfolio Investment Grade Tenants

Consistent Performance Results Through COVID-19 ▪ $827.7 million of gross equity proceeds raised in the first half of 2020 ▪ 1.6x Proforma Net Debt / Recurring EBITDA as of the end of Q2 2020(2) ▪ 91% of second quarter rent payments received; 95% of July rent payments received(3) ▪ 75 properties acquired in Q2 2020 for $271.8 million including seven Walmart stores ▪ Six development and PCS projects completed or ongoing in 1H 2020 totaling $19.1 million ▪ Eight properties sold in Q2 2020 for $19.0 million including seven franchise restaurants ▪ Paid an increased quarterly dividend of $0.60 per share, a 5.3% year-over-year increase(4) As of June 30, 2020, unless otherwise noted. (1) Reflects increased full-year 2020 acquisition guidance provided by the Company on July 20, 2020. (2) Proforma for the settlement of the Company’s Q2 2020 ATM forward equity offerings and April 2020 forward equity offering. (3) As of August 7, 2020. (4) The dividend was paid on July 10, 2020 to shareholders of record at the close of business on June 26, 2020. 14 Raised 2020 acquisition guidance to $900 million to $1.1 billion(1)

Disciplined Investment Strategy and Active Portfolio Management

Our Investment Strategy Agree leverages its three distinct investment platforms to target industry-leading retailers in e-commerce and recession resistant sectors Three-Pronged Growth Strategy Utilize acquisitions, development and partner capital solutions platforms to provide comprehensive real estate solutions for leading national and super-regional retailers ▪ Retailer Relationships Engage in consistent dialogue to understand store performance and tenant sustainability ▪ Leverage relationships to identify the best risk-adjusted opportunities ▪ 16

What Has ADC Been Investing In? ▪ The retail landscape continues to dynamically evolve as market forces cause disruption and change To mitigate risk in a period of continued disruption, the Company adheres to a number of investment criteria, with a focus on four core principles: ▪ ▪ E-commerce resistance (omni-channel critical) ▪Focus on leading operators in e-commerce resistant sectors or those that have matured in omni-channel structure Recession resistance ▪Emphasize a balanced portfolio with exposure to counter-cyclical sectors and retailers with strong credit profiles Focus on avoiding private equity sponsorship ▪ ▪ ▪ Strong emphasis on leading operators with strong balance sheets and avoidance of private equity sponsored retailers 90% of retail and apparel defaulters in 2019 were private equity owned with unsustainable capital structures(1) The private equity model of over-leveraged acquisitions eliminates a retailer’s ability to invest in the business ▪ ▪ ▪ Strong real estate fundamentals & fungible buildings ▪Protects against unforeseen changes to our top-down investment philosophy (1) Source: Moody’s Investors Service; “Retail is in for rough ride in 2020 as challenges escalate” March 2020. 17

Large & Fragmented Opportunity Set Focused on the leading retail operators in the United States ADC reviewed more than $30 billion in opportunities since 2018 Rents ≤ market Fungibility of building Limited competition Strong market presence Access Visibility Demos Market Rents Competition Real Estate Fundamentals Major retail corridor Strong traffic drivers Retail Synergy As of June 30, 2020. 18 $1.8 billion acquired since 2018

Ramping Investment Activity ADC has invested more than $3.3 billion in high-quality retail net lease properties since 2010 $ in millions $1,100.0 $1,000.0 $900.0 $800.0 $700.0 $600.0 $500.0 $400.0 $300.0 $200.0 $100.0 $0.0 2020E(1) 2015 2016 2017 2018 2019 Development & PCS(2) Acquisitions As of June 30, 2020, unless otherwise noted. (1) Reflects increased full-year 2020 acquisition guidance provided by the Company on July 20, 2020. (2) Represents development and PCS activity, completed or commenced. 19 $19.1 $900 to $1.1B $32.4 $701.4 $74.4 $607.0 $62.7 $14.9 $38.0 $336.9 $295.8 $220.1 Investment Activity

Active Portfolio Management Focused on non-core asset sales & capital recycling $67.2M $67.6M(1) $44.1M $45.8M $29.7M 2016 2017 2018 2019 YTD 2020 As of June 30, 2020. Graph is representative and does not include all dispositions. (1) Includes Meijer’s exercise of a purchase option totaling $3.9 million. 20 Ocala, FL Macomb Township, MI Rancho Cordova, CA Port St. John, FL Atlantic Beach, FL Minnesota (3) North Dakota (3) Florida (2) Oscoda, MI Michigan (3) Indianapolis, IN Crosswinds Commons - Topeka, KS OH (3), WV, & VA Pensacola, FL UT (2) & ND Midland, MI Belton, MO Maplewood, MN Flowood, MS Tyler, TX VA (3) Fort Worth, TX OH (2) & PA (2) MI (2), NY & FL Michigan (3) Upland, CA Apopka, FL LA (1) & PA (1) MN (2) & ND (2) MT (1) & VA (1) Wichita Falls, TX Springfield, IL Total Dispositions 2010-2020: $340 million(1)

Fortified Balance Sheet

Balance Sheet Strategy The balance sheet is the offensive line of the Company and is instrumental in the execution of the business strategy Straightforward and transparent balance sheet structure ▪ Investment-grade rated (Issuer Ratings S&P: BBB and Moody’s: Baa2) ▪ Unsecured borrowing strategy ▪ Low leverage targeting below 5.0x Net Debt / Recurring EBITDA ▪ Long-term permanent financing to match lease duration ▪ Well-staggered debt maturities to minimize rollover exposure ▪ Use of forward equity offerings to minimize capital markets risk ▪ 22

Leading With Our “Fortress” Balance Sheet $ in millions $500.0(1) $120.0 $100.0 $80.0 $60.0 $40.0 $20.0 $0.0 2020 2021 2022 2023 2024 2025 2026 Unsecured 2027 2028 Secured 2029 2030 2031 Revolving Credit Facility Equity Market Capitalization(2) Enterprise Value(2) Total Debt to Enterprise Value $3.6B $4.5B 18.2% Fixed Charge Coverage Ratio Net Debt / Recurring EBITDA(3) Issuer Ratings 4.6x 3.5x / 1.6x(4) Baa2 / BBB As of June 30, 2020, unless otherwise noted. (1) Reflects the total commitments under the Company’s $500 million Revolving Credit Facility; assuming two 6-month extension options are exercised. (2) As of July 31, 2020. (3) Reflects net debt to annualized Q2 2020 recurring EBITDA. (4) Proforma for the settlement of the Company’s Q2 2020 ATM forward equity offerings and April 2020 forward equity offering. 23 Capitalization Statistics Credit Metrics $125.0 $125.0 $100.0 $100.0 $100.0 $40.0 $60.0 $50.0 $50.0 $28.3 $5.6 Debt Maturities

Capital Markets Track Record Strong capital markets execution has provided ample liquidity; > $3.4 billion in activity since 2010 Capital Markets Activity $ millions $900 $800 $700 $600 $500 $400 $300 $200 $100 $0 2014 2015 2016 20172018 2019 2020 YTD Secured Debt Unsecured Debt Common Equity As of June 30, 2020. Forward equity offerings are shown in the year they were initially completed, rather than settled. 24 $828 $531 $433 $229 $237 $225 $77 $40 $125 $100 $100 $100 $65

Low Leverage = Strong Positioning ADC has been at or below 4x Proforma Net Debt to Recurring EBITDA since 2018 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Net Debt to Recurring EBITDA Proforma Net Debt to Recurring EBITDA (includes outstanding forward equity offerings) As of June 30, 2020. Proforma Net Debt to Recurring EBTIDA deducts the Company’s outstanding forward equity offerings for each period from the Company’s net debt for each period. 25 5.4x 5.1x 5.0x 4.8x 4.8x 4.7x 4.7x 4.4x 4.5x 4.0x 4.0x 3.7x 3.7x 3.5x 3.4x 3.3x 3.2x 3.2x 2.5x 1.6x

Conclusion

Agree Realty’s ESG Practices Dedicated to sustainability and good corporate citizenship Environmental Practices Embraces responsibility to be a good steward of the environment and to use natural resources carefully ✓ ✓ Focus on industry leading, national & super-regional retailers provides for a relationship with some of the most environmentally conscientious retailers in the world ✓ The Company’s award-winning headquarters buildings utilize green technologies including programmable thermostats, Low-E window glass, LEED HVAC systems and LED occupancy-sensored lighting Social Responsibility ✓ The Agree Wellness program focuses on Health Wellness & Financial Wellness to enhance employee well-being ✓ Ongoing professional development is offered to help all team members advance their careers ✓ The Company has recently sponsored charities including Leader Dogs for the Blind and Kids Kicking Cancer ✓ ADC has received awards from GlobeSt and Crain’s Detroit Business recognizing its outstanding corporate culture Corporate Governance ✓ ADC’s Board has nine directors, seven of whom are independent; three new independent directors added since 2018 ✓ In addition to annually signing a Code of Business Conduct and Ethics, employees adhere to ADC’s Rules for Victory ✓ Lead Independent Director appointed in 2019 ✓ 95%+ support for “say-on-pay” advisory vote for the past five years 27

Investment Summary Highlights Fortified balance sheet ➢ Highest-quality retail real estate ➢ Investment grade issuer ratings ➢ Multi-year track record of execution ➢ Well-covered & consistent dividend ➢ Robust growth trajectory ➢ 28

Non-GAAP Financial Measures This presentation includes a non-GAAP financial measure, Net Debt to Recurring EBITDA, which is presented on an actual and proforma basis. A reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure appears on the following page. The components of this ratio and their use and utility to management are described further in the section below. In addition, this presentation includes the non-GAAP measure of Annualized Base Rent (“ABR”). ABR represents the annualized amount of contractual minimum rent required by tenant lease agreements, computed on a straight-line basis. ABR is not, and is not intended to be, a presentation in accordance with GAAP. The Company believes annualized contractual minimum rent is useful to management, investors, and other interested parties in analyzing concentrations and leasing activity. Components of Net Debt to Recurring EBITDA EBITDAre is defined by Nareit to mean net income computed in accordance with GAAP, plus interest expense, income tax expense, depreciation and amortization, any gains (or losses) from sales of real estate assets and/or changes in control, any impairment charges on depreciable real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. The Company considers the non-GAAP measure of EBITDAre to be a key supplemental measure of the Company's performance and should be considered along with, but not as an alternative to, net income or loss as a measure of the Company's operating performance. The Company considers EBITDAre a key supplemental measure of the Company's operating performance because it provides an additional supplemental measure of the Company's performance and operating cash flow that is widely known by industry analysts, lenders and investors. The Company’s calculation of EBITDAre may not be comparable to EBITDAre reported by other REITs that interpret the Nareit definition differently than the Company. Recurring EBITDA The Company defines Recurring EBITDA as EBITDAre with the addback of noncash amortization of above-and below-market lease intangibles, and after adjustments for the run-rate impact of the Company's investment, disposition and leasing activity for the period presented, as well as adjustments for non-recurring benefits or expenses. The Company considers the non-GAAP measure of Recurring EBITDA to be a key supplemental measure of the Company's performance and should be considered along with, but not as an alternative to, net income or loss as a measure of the Company's operating performance. The Company considers Recurring EBITDA a key supplemental measure of the Company's operating performance because it represents the Company's earnings run rate for the period presented and because it is widely followed by industry analysts, lenders and investors. The Company’s calculation of Recurring EBITDA may not be comparable to Recurring EBITDA reported by other companies that have a different interpretation of the definition of Recurring EBITDA. The Company’s ratio of Net Debt to Recurring EBITDA is used by management as a measure of leverage and may be useful to investors in understanding the Company’s ability to service its debt, as well as assess the borrowing capacity of the Company. The Company’s ratio of Net Debt to Recurring EBITDA is calculated by taking annualized Recurring EBITDA and dividing it by our Net Debt per the consolidated balance sheet. Net Debt The Company defines Net Debt as total debt less cash, cash equivalents and cash held in escrows. The Company considers the non-GAAP measure of Net Debt to be a key supplemental measure of the Company's overall liquidity, capital structure and leverage. The Company considers Net Debt a key supplemental measure because it provides industry analysts, lenders and investors useful information in understanding our financial condition. The Company’s calculation of Net Debt may not be comparable to Net Debt reported by other REITs that interpret the definition differently than the Company. The Company presents Net Debt on both an actual and proforma basis, assuming the Anticipated Net Proceeds from Outstanding Forwards are used to pay down debt. The Company believes the proforma measure may be useful to investors in understanding the potential effect of the Anticipated Net Proceeds from Outstanding Forwards on the Company’s capital structure, its future borrowing capacity, and its ability to service its debt. Anticipated Net Proceeds from Outstanding Forwards Since the first quarter of 2018, the Company has utilized forward sale agreements to sell shares of common stock. Selling common stock through forward sale agreements enables the Company to set the price of such shares upon pricing the offering (subject to certain adjustments) while delaying the issuance of such shares and the receipt of the net proceeds by the Company. Given the Company’s frequent use of forward sale agreements, the Company considers the non-GAAP measure of Anticipated Net Proceeds from Outstanding Forwards to be a key supplemental measure of the Company's overall liquidity, capital structure and leverage. The Company defines Anticipated Net Proceeds from Outstanding Forwards as the number of shares outstanding under forward sale agreements at the end of each quarter, multiplied by the applicable forward sale price for each agreement, respectively. 29

Appendix Net Debt to Recurring EBITDA Reconciliati on 012018 02 2018 03 2018 04 2018 012019 02 2019 03 2019 04 2019 012020 02 2020 16,636 5.465 50 5,654 44 4,284 22 13,068 5,961 216 5,934 41 4,563 21 1.163 (2.434) 15,756 6,538 125 6,156 90 4,914 20 488 (3,917) 13,338 6,908 125 6.808 18 4,987 82 668 18,516 7,558 (170) 7,643 18,722 7.455 195 8,276 20,781 8,352 184 8,866 22,744 9,730 328 9,563 21.370 9,670 259 10.402 25.424 8.479 260 11.316 Net Income Interest expense,net Income tax expense Depreciationof rentalrealestate assets Amortizationof leasing costs Amortizationof lease intangibles-in-place leases andleasing costs Non-realestate depreciation Provision for impairment (Gain)loss on sale of assets,net EBITDAre 2,157 64 416 (3.427) 2,965 66 82 (2,597) 3,621 109 4,170 121 1.128 (4,952) 2.496 64 1.193 (2,949) 3.453 89 (4,598) (4,333) (1.645) 27,557 28,533 30,170 38,617 43,786 45,946 32.703 32.757 35.452 41.574 647 3,272 3,015 3,779 (23) 1.129 1.964 1.657 3,276 1.641 3,225 2.782 3,381 1.435 3,618 1.160 3,809 Run-Rate Impact of Investment DispositionandLeasing Activity Amortizationof above (below) market lease intangibles,net Other expense (income) RecuuingEBITOA (45) (53) 94 28,298 29,617 32,081 35,975 37,690 40,318 44,780 46,627 48,755 52,717 113,192 128,324 143,900 150,760 179,120 186,508 195,020 210,868 AnnualizedRecuuingEBITOA 118.468 161.272 TotalDebt Cash,cash equivalents and cashheldin escrows Net Debt 558,579 (11.104) 647,752 (8,986) 619,913 (18,247) 724,063 (53,975) 775,200 (25,349) 739,166 (22.429) 931.867 (10,802) 876,115 (42,157) 1.026,111 (92,140) 783,878 (36,384) 547.475 638,766 670,088 749,851 716,737 833,958 933,971 747.494 601.666 921.065 4.8. 5.4K 4.7K 4.7K 5.0. 4.4K 5.1K 4.5. 4.8. 3.5. Net Debt to Recuning EBITOA 162,900 384,575 162,900 475,866 190,000 411.666 190,000 480,088 190,000 559,851 199,900 516,837 197,356 723,709 144,676 689,282 437,765 496,206 AnticipatedNet Proceeds from OutstandingForwards Proforma Net Debt Pfofofma Net Debt to Recuning EBITOA 411.062 336.432 3.4K 4.0. 3.2K 3.3. 3.7K 3.2K 4.0. 3.7K 2.5. 1.6•

DEVELOP | ACQUIRE | PARTNER